Exhibit 99.1

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

Chicago, April 25, 2013 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the first quarter of 2013.

Highlights:

•	First-quarter 2013 net sales of $2.5 billion grew 0.5% from the first quarter of 2012
•	U.S. Print and Related Services segment net sales declined 0.5%
•	International segment net sales grew 3.5%
•	Organic net sales decline of 1.2% reflects improvement in trend from the previous five quarters
•	First-quarter 2013 GAAP net earnings attributable to common shareholders of $27.1 million, or $0.15 per diluted share
•	First-quarter 2013 non-GAAP net earnings attributable to common shareholders of $68.1 million, or $0.37 per diluted share
•	First-quarter 2013 non-GAAP adjusted EBITDA of $277.1 million, or 10.9% of net sales
•	Company reaffirms revenue, margin and free cash flow guidance for full-year 2013

“Our first-quarter results allow us to reaffirm our full-year guidance for revenue, margin and free cash flow,” said Thomas J. Quinlan III, R.R. Donnelley’s President and Chief Executive Officer. “We continue to focus our efforts to drive free cash flow, and remain committed to our targeted gross leverage range of 2.25x to 2.75x on a long-term sustainable basis.”

Net sales in the quarter were $2.5 billion, up $13.6 million, or 0.5%, from the first quarter of 2012 due to the impact of 2012 acquisitions and volume growth in the International segment. The first quarter of 2012 included an adjustment to accounts receivable for prior periods’ overaccruals of rebates owed to certain customers that favorably impacted both sales and operating income by $19.8 million. After adjusting for the impact of this rebate adjustment, as well as the impact of acquisitions, changes in foreign exchange rates and pass-through paper sales, organic sales declined 1.2% from the first quarter of 2012 due to price erosion and volume declines in the U.S. Print and Related Services segment. Operating income in the first quarter of 2013 was $139.8 million, which was impacted by restructuring and impairment charges and acquisition-related expenses totaling $23.7 million, compared to operating income in the first quarter of 2012 of $121.4 million, which included restructuring and impairment charges and acquisition-related expenses totaling $50.3 million.

First-quarter 2013 net income attributable to common shareholders was $27.1 million, or $0.15 per diluted share, compared to net income of $37.4 million, or $0.21 per diluted share, in the first quarter of 2012. First-quarter 2013 net income attributable to common shareholders included $62.5 million in pre-tax charges for restructuring, impairment (non-cash), acquisition-related expenses, a loss on currency devaluation in Venezuela and a loss on debt extinguishment, while in the first quarter of 2012, net income attributable to common shareholders included $62.4 million in pre-tax charges for restructuring, impairment (non-cash), acquisition-related expenses and a loss on debt extinguishment. Additional details regarding the nature of these and other items are included in the attached schedules.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

Non-GAAP adjusted EBITDA was $277.1 million in the first quarter of 2013 compared to $296.7 million in the first quarter of 2012. Non-GAAP adjusted EBITDA margin in the first quarter of 2013 was 10.9%, or 90 basis points lower than in the first quarter of 2012, as the $19.8 million customer rebate adjustment, price pressure, an unfavorable product mix and lower pension income more than offset lower employee-related expenses and productivity improvements.

Non-GAAP net earnings attributable to common shareholders totaled $68.1 million, or $0.37 per diluted share, in the first quarter of 2013 compared to $78.8 million, or $0.44 per diluted share, in the first quarter of 2012. First-quarter non-GAAP net earnings attributable to common shareholders exclude restructuring and impairment charges, losses on debt extinguishment, and acquisition-related expenses in both years as well as the loss on currency devaluation in Venezuela in 2013. A reconciliation of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders is presented in the attached schedules.

Outlook

The Company provides the following guidance for the full-year 2013:

	Current guidance	Previous guidance
Revenue	$10.1 to $10.3 billion	$10.1 to $10.3 billion
Non-GAAP adjusted EBITDA margin	11.2% to 11.4%	11.2% to 11.4%
Depreciation and amortization	$450 to $460 million	$455 to $465 million
Interest expense	$250 to $255 million	$245 to $250 million
Non-GAAP effective tax rate	33% to 35%	33% to 35%
Diluted share count	183 to 185 million	183 to 185 million
Capital expenditures	$200 to $225 million	$200 to $225 million
Free cash flow	$400 to $500 million	$400 to $500 million

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its first-quarter results today, Thursday, April 25, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 9850121#.

About RR Donnelley

RR Donnelley (NASDAQ: RRD) is a global provider of integrated communications. The Company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and ensure compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the Company employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

For more information, and for RR Donnelley’s Corporate Social Responsibility Report, visit the company’s web site at http://www.rrdonnelley.com.

Contact Information
Media:	Investors:
Doug Fitzgerald	Dave Gardella
EVP, Communications	SVP, Investor Relations
630.322.6830	312.326.8155
doug.fitzgerald@rrd.com	david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events. The factors that could cause material differences in the expected results of RR Donnelley include, without limitation, the following: the successful execution and integration of acquisitions and the performance of the Company’s businesses following acquisitions; the ability to implement comprehensive plans for the integration of sales forces, cost containment, asset rationalization and other key strategies; competitive pressures in all markets in which the Company operates; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; the Company’s ability to access debt and the capital markets and the reliability of the participants to the Company’s lending and insurance agreements; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); and other risks and uncertainties described in RR Donnelley’s periodic filings with the Securities and Exchange Commission (SEC). Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s filings with the SEC.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of March 31, 2013 and December 31, 2012

(UNAUDITED)

(in millions, except per share data)

	March 31, 2013	December 31, 2012
Assets
Cash and cash equivalents	$302.9	$430.7
Receivables, less allowances for doubtful accounts	1,851.8	1,878.8
Inventories	504.4	510.2
Prepaid expenses and other current assets	155.3	157.7

Total Current Assets	2,814.4	2,977.4

Property, plant and equipment - net	1,544.9	1,616.6
Goodwill	1,431.9	1,436.4
Other intangible assets - net	366.4	382.9
Deferred income taxes	447.9	445.1
Other noncurrent assets	401.3	404.3

Total Assets	$7,006.8	$7,262.7

Liabilities
Accounts payable	$1,030.9	$1,210.3
Accrued liabilities	698.4	825.2
Short-term and current portion of long-term debt	21.6	18.4

Total Current Liabilities	1,750.9	2,053.9

Long-term debt	3,512.2	3,420.2
Pension liabilities	1,126.0	1,150.5
Other postretirement benefits plan liabilities	240.4	241.7
Other noncurrent liabilities	326.9	327.7

Total Liabilities	6,956.4	7,194.0

Equity
Common stock, $1.25 par value	303.7	303.7
Authorized shares: 500.0
Issued shares: 243.0 in 2013 and 2012
Additional paid-in capital	2,796.4	2,839.4
Accumulated deficit	(515.9)	(496.1)
Accumulated other comprehensive loss	(1,022.9)	(1,029.2)
Treasury stock, at cost, 61.6 shares in 2013 (2012 - 62.6 shares)	(1,524.2)	(1,565.0)

Total RR Donnelley shareholders’ equity	37.1	52.8
Noncontrolling interests	13.3	15.9

Total Equity	50.4	68.7

Total Liabilities and Equity	$7,006.8	$7,262.7

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended March 31,
	2 0 1 3 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 3 NON-GAAP	2 0 1 2 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 2 NON-GAAP
Products net sales	$2,129.7	$—	$2,129.7	$2,196.5	$—	$2,196.5
Services net sales	408.8	—	408.8	328.4	—	328.4

Total net sales	2,538.5	—	2,538.5	2,524.9	—	2,524.9

Products cost of sales (1)	1,668.3	—	1,668.3	1,702.9	—	1,702.9
Services cost of sales (1)	311.9	—	311.9	242.1	—	242.1

Total cost of sales (1)	1,980.2	—	1,980.2	1,945.0	—	1,945.0
Products gross profit (1)	461.4	—	461.4	493.6	—	493.6
Services gross profit (1)	96.9	—	96.9	86.3	—	86.3

Total gross profit (1)	558.3	—	558.3	579.9	—	579.9

Selling, general and administrative expenses (SG&A) (1)	282.2	(1.0)	281.2	283.5	(0.3)	283.2
Restructuring and impairment charges - net	22.7	(22.7)	—	50.0	(50.0)	—
Depreciation and amortization	113.6	—	113.6	125.0	—	125.0

Income from operations	139.8	23.7	163.5	121.4	50.3	171.7

Interest expense - net	62.8	—	62.8	60.7	—	60.7
Investment and other expense (income) - net	3.5	(3.2)	0.3	(1.2)	—	(1.2)
Loss on debt extinguishment	35.6	(35.6)	—	12.1	(12.1)	—

Earnings before income taxes	37.9	62.5	100.4	49.8	62.4	112.2

Income tax expense	12.6	20.5	33.1	11.9	21.0	32.9

Net earnings	25.3	42.0	67.3	37.9	41.4	79.3

Less: Income (loss) attributable to noncontrolling interests	(1.8)	1.0	(0.8)	0.5	—	0.5

Net earnings attributable to RR Donnelley common shareholders	$27.1	$41.0	$68.1	$37.4	$41.4	$78.8

Net earnings per share attributable to RR Donnelley common shareholders:
Basic net earnings per share	$0.15		$0.38	$0.21		$0.44
Diluted net earnings per share	$0.15		$0.37	$0.21		$0.44
Weighted average common shares outstanding:
Basic	181.2		181.2	179.4		179.4
Diluted	182.9		182.9	180.4		180.4

Additional information:
Gross margin (1)	22.0%		22.0%	23.0%		23.0%
SG&A as a % of total net sales (1)	11.1%		11.1%	11.2%		11.2%
Operating margin	5.5%		6.4%	4.8%		6.8%
Effective tax rate	33.2%		33.0%	23.9%		29.3%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended March 31, 2013					For the Three Months Ended March 31, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$282.2	$139.8	5.5%	$27.1	$0.15	$283.5	$121.4	4.8%	$37.4	$0.21

Non-GAAP adjustments:
Restructuring charges - net (1)	—	18.6	0.7%	12.0	0.06	—	40.7	1.6%	27.0	0.15
Impairment charges - net (2)	—	4.1	0.2%	2.7	0.01	—	9.3	0.4%	6.2	0.03
Acquisition-related expenses (3)	(1.0)	1.0	0.0%	1.0	0.01	(0.3)	0.3	0.0%	0.3	0.00
Loss on debt extinguishment (4)	—	—	—	23.1	0.13	—	—	—	7.9	0.05
Venezuela devaluation (5)	—	—	—	2.2	0.01	—	—	—	—	—

Total Non-GAAP adjustments	(1.0)	23.7	0.9%	41.0	0.22	(0.3)	50.3	2.0%	41.4	0.23

Non-GAAP measures	$281.2	$163.5	6.4%	$68.1	$0.37	$283.2	$171.7	6.8%	$78.8	$0.44

(1)	Restructuring charges - net (pre-tax): Operating results for the three months ended March 31, 2013 and 2012 were affected by the following restructuring charges:

	2013	2012
Employee termination costs (a)	$8.8	$36.8
Other charges (b)	9.8	3.9

Total restructuring charges - net	$18.6	$40.7

(a)	For the three months ended March 31, 2013, employee termination costs resulted from facility closures and the reorganization of certain operations. Facility closures included two manufacturing facilities in the U.S. Print and Related Services segment during the three months ended March 31, 2013. For the three months ended March 31, 2012, employee terminations resulted from the reorganization of sales and administrative functions across all segments, as well as facility closures and the reorganization of certain operations. During the three months ended March 31, 2012, facility closures included two manufacturing facilities within the U.S. Print and Related Services segment and one manufacturing facility within the International segment.
(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations.
(2)	Impairment charges - net: Operating results for the three months ended March 31, 2013 and 2012 were affected by other long-lived asset impairment charges.
(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with acquisitions completed or contemplated.
(4)	Loss on debt extinguishment: Pre-tax loss of $35.6 million ($23.1 million after-tax) was recognized for the three months ended March 31, 2013 related to the repurchase of $173.5 million of 6.125% senior notes due January 15, 2017, $130.2 million of 8.60% senior notes due August 15, 2016 and $50.0 million of 7.25% senior notes due May 15, 2018. During the three months ended March 31, 2012, a pre-tax loss of $12.1 million ($7.9 million after-tax) was recognized related to the repurchase of $341.8 million of 4.95% senior notes due April 1, 2014 and $100.0 million of 5.50% senior notes due May 15, 2015.
(5)	Venezuela devaluation: Currency devaluation in Venezuela resulted in a pre-tax loss of $3.2 million ($3.2 million after-tax), of which $1.0 million was included in loss attributable to noncontrolling interests.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the Three Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions)

	U.S. Print and Related Services	International	Corporate	Consolidated
For the Three Months Ended March 31, 2013
Net sales	$1,872.5	$666.0	$—	$2,538.5
Operating expenses	1,727.5	633.9	37.3	2,398.7

Income (loss) from operations	145.0	32.1	(37.3)	139.8
Operating margin %	7.7%	4.8%	nm	5.5%

Non-GAAP Adjustments
Restructuring charges - net	15.6	2.2	0.8	18.6
Impairment charges - net	3.9	(0.2)	0.4	4.1
Acquisition-related expenses	—	—	1.0	1.0

Total Non-GAAP adjustments	19.5	2.0	2.2	23.7

Non-GAAP income (loss) from operations	$164.5	$34.1	$(35.1)	$163.5
Non-GAAP operating margin %	8.8%	5.1%	nm	6.4%

Depreciation and amortization	75.0	26.4	12.2	113.6
Capital expenditures	21.2	11.3	5.4	37.9

For the Three Months Ended March 31, 2012
Net sales	$1,881.4	$643.5	$—	$2,524.9
Operating expenses	1,742.2	612.9	48.4	2,403.5

Income (loss) from operations	139.2	30.6	(48.4)	121.4
Operating margin %	7.4%	4.8%	nm	4.8%

Non-GAAP Adjustments
Restructuring charges - net	31.7	4.4	4.6	40.7
Impairment charges - net	8.0	1.0	0.3	9.3
Acquisition-related expenses	—	—	0.3	0.3

Total Non-GAAP adjustments	39.7	5.4	5.2	50.3

Non-GAAP income (loss) from operations	$178.9	$36.0	$(43.2)	$171.7
Non-GAAP operating margin %	9.5%	5.6%	nm	6.8%

Depreciation and amortization	87.6	27.5	9.9	125.0
Capital expenditures	27.1	11.1	7.1	45.3

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions)

	2013	2012
Net earnings	$25.3	$37.9
Adjustment to reconcile net earnings to net cash used in operating activities	155.4	167.4
Changes in operating assets and liabilities	(268.0)	(240.7)
Pension and other postretirement benefits plan contributions	(8.5)	(16.6)

Net cash used in operating activities	$(95.8)	$(52.0)

Capital expenditures	(37.9)	(45.3)
All other cash used in investing activities	4.8	(1.0)

Net cash used in investing activities	$(33.1)	$(46.3)

Net cash provided by financing activities	$3.7	$52.0

Effect of exchange rate on cash and cash equivalents	(2.6)	11.6

Net decrease in cash and cash equivalents	$(127.8)	$(34.7)

Cash and cash equivalents at beginning of year	430.7	449.7

Cash and cash equivalents at end of period	$302.9	$415.0

Additional Information:
Net cash used in operating activities	$(95.8)	$(52.0)
Less: capital expenditures	37.9	45.3

Free cash flow, or net cash used in operating activities less capital expenditures	$(133.7)	$(97.3)

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
For the Three Months Ended March 31, 2013
U.S. Print and Related Services	$1,872.5	$—	$1,872.5
International	666.0	—	666.0

Consolidated	$2,538.5	$—	$2,538.5

For the Three Months Ended March 31, 2012
U.S. Print and Related Services	$1,881.4	$66.8	$1,948.2
International	643.5	—	643.5

Consolidated	$2,524.9	$66.8	$2,591.7

Net sales change
U.S. Print and Related Services	(0.5%)		(3.9%)
International	3.5%		3.5%
Consolidated	0.5%		(2.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S. Print and Related Services			—%
International			(0.4%)
Consolidated			(0.1%)

Approximate year-over-year impact of changes in pass-through paper sales
U.S. Print and Related Services			(0.6%)
International			1.7%
Consolidated			—%

Year-over-year impact of the prior year rebate adjustment (1)
U.S. Print and Related Services			(1.0%)
Consolidated			(0.8%)

Net organic sales change (2)
U.S. Print and Related Services			(2.3%)
International			2.2%
Consolidated			(1.2%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended March 31, 2013.

For the three months ended March 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1)	The three months ended March 31, 2012 included an adjustment for overaccruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $19.8 million
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the prior year rebate adjustment to correct an over-accrual of rebates due to certain customers

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended March 31, 2013 and 2012

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	March 31, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

GAAP net earnings (loss)	$(666.2)	$25.3	$(851.7)	$71.2	$89.0

Adjustments
Income tax expense (benefit)	14.3	12.6	(57.0)	52.2	6.5
Interest expense - net	253.9	62.8	63.8	63.7	63.6
Investment and other expense (income) - net	7.0	3.5	(0.9)	(0.4)	4.8
Loss on debt extinguishment (1)	39.6	35.6	4.0	—	—
Depreciation and amortization	470.2	113.6	116.7	119.0	120.9
Restructuring and impairment charges - net (2)	1,091.2	22.7	1,020.6	13.9	34.0
Acquisition-related expenses (3)	3.2	1.0	0.4	1.3	0.5
Gain on pension curtailment (4)	(3.7)	—	(3.7)	—	—

Total Non-GAAP adjustments	1,875.7	251.8	1,143.9	249.7	230.3

Non-GAAP adjusted EBITDA	$1,209.5	$277.1	$292.2	$320.9	$319.3

Net sales	$10,235.5	$2,538.5	$2,659.6	$2,508.8	$2,528.6
Non-GAAP adjusted EBITDA margin %	11.8%	10.9%	11.0%	12.8%	12.6%

	For the Twelve Months Ended	For the Three Months Ended
	March 31, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

GAAP net earnings (loss)	$(117.5)	$37.9	$(326.6)	$158.7	$12.5

Adjustments
Income tax expense (benefit)	(121.4)	11.9	(52.2)	(64.8)	(16.3)
Interest expense - net	246.1	60.7	61.2	62.9	61.3
Investment and other expense (income) - net	(12.0)	(1.2)	0.5	(1.3)	(10.0)
Loss on debt extinguishment (1)	82.0	12.1	—	1.3	68.6
Depreciation and amortization	534.7	125.0	129.9	139.1	140.7
Restructuring and impairment charges - net (2)	667.0	50.0	507.1	34.2	75.7
Acquisition-related expenses (3)	2.1	0.3	0.2	0.7	0.9
Gain on pension curtailment (4)	(38.7)	—	(38.7)	—	—
Acquisition contingent compensation (5)	15.3	—	15.3	—	—

Total Non-GAAP adjustments	1,375.1	258.8	623.3	172.1	320.9

Non-GAAP adjusted EBITDA	$1,257.6	$296.7	$296.7	$330.8	$333.4

Net sales	$10,552.4	$2,524.9	$2,720.8	$2,683.3	$2,623.4
Non-GAAP adjusted EBITDA margin %	11.9%	11.8%	10.9%	12.3%	12.7%

(1)	Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous $1.75 billion unsecured revolving credit agreement.
(2)	Restructuring and impairment charges - net: Pre-tax charges for employee termination costs, lease termination and other costs and impairment of other long-lived assets. The three months ended December 31, 2012 and 2011 also included pre-tax charges for the impairment of goodwill and other intangible assets.
(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with acquisitions completed or contemplated.
(4)	Gain on pension curtailment: For 2012, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.K. pension plan’s assets and obligations that was required with the announced freeze on further benefit accruals as of December 31, 2012. For 2011, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.S. pension plans’ assets and obligations that was required with the announced freeze of further benefit accruals under all of the U.S. pension plans as of December 31, 2011.
(5)	Acquisition contingent compensation: For 2011, pre-tax expense of $15.3 million was incurred related to contingent compensation earned by prior owners, based on achieving certain volume milestones for the business following its acquisition by the Company.

RR DONNELLEY REPORTS FIRST-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of March 31, 2013 and 2012 and December 31, 2012

(UNAUDITED)

(in millions)

	March 31, 2013	December 31, 2012	March 31, 2012
	Credit Agreement	Credit Agreement	Previous Credit Agreement
Total Liquidity (1)
Cash (2)	$302.9	$430.7	$415.0
Committed credit agreement (3)	1,066.3	1,150.0	1,518.7

	1,369.2	1,580.7	1,933.7
Usage
Borrowings under credit agreement (3)	—	—	327.0
Impact on availability related to outstanding letters of credit	—	38.9	—

Net Available Liquidity	$1,369.2	$1,541.8	$1,606.7

Short-term and current portion of long-term debt	$21.6	$18.4	$346.8
Long-term debt	3,512.2	3,420.2	3,408.5

Total debt	$3,533.8	$3,438.6	$3,755.3

Non-GAAP adjusted EBITDA for the twelve months ended March 31, 2013 and 2012 and for the year ended December 31, 2012	$1,209.5	$1,229.1	$1,257.6

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.9x	2.8x	3.0x

(1)	Liquidity does not include credit facilities of non-U.S. subsidiaries, which are uncommitted facilities.
(2)	Approximately 80% of cash as of March 31, 2013, 85% of cash as of December 31, 2012 and 89% of cash as of March 31, 2012 was located outside the U.S. In 2013, the Company’s foreign subsidiaries are expected to make intercompany payments to the U.S. of approximately $40 million from foreign cash balances as of March 31, 2013. These payments, and additional payments expected to be made in future years, will be made in satisfaction of intercompany obligations. The Company expects to use the cash received in the U.S. to reduce debt, either through repayment of short-term borrowings or repurchase of senior notes or debentures. Cash held by foreign subsidiaries may be subject to U.S. or local country income or withholding taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.
(3)	The Company has a $1.15 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires October 15, 2017. The Credit Agreement replaced the Company’s previous $1.75 billion unsecured and committed revolving credit agreement (the “Previous Credit Agreement”) which was due to expire on December 17, 2013. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. As of March 31, 2013, the Company had $71.5 million in outstanding letters of credit, of which $38.9 million were issued under the Credit Agreement. There were no borrowings under the Credit Agreement as of March 31, 2013. Based on the Company’s results of operations for the twelve months ended March 31, 2013 and existing debt, the Company would have had the ability to utilize $1.1 billion of the $1.15 billion Credit Agreement and not have been in violation of the terms of the agreement. See the table below for a reconciliation of the stated amount to the current availability as of March 31, 2013, December 31, 2012 and March 31, 2012.

	March 31, 2013	December 31, 2012	March 31, 2012
	Credit Agreement	Credit Agreement	Previous Credit Agreement

Stated amount of the credit agreement	$1,150.0	$1,150.0	$1,750.0
Less: availability reduction from covenants	83.7	—	231.3

Total amount available	1,066.3	1,150.0	1,518.7

Less: borrowings under the credit agreement	—	—	327.0
Impact on availability related to outstanding letters of credit	—	38.9	—

Availability	$1,066.3	$1,111.1	$1,191.7